UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2012

AmeriGas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610 337-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 14, 2012, AmeriGas Partners, L.P. issued the three press releases attached as exhibits hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated March 14, 2012 announcing the common units offering.

99.2	Press Release dated March 14, 2012 announcing the debt tender offer.

99.3	Press Release dated March 14, 2012 announcing intent to increase distribution by 5% and providing estimated earnings guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

March 14, 2012	By:	/s/ Margaret M. Calabrese
	Name:	Margaret M. Calabrese
	Title:	Assistant Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated March 14, 2012 announcing the common units offering.

99.2	Press Release dated March 14, 2012 announcing the debt tender offer.

99.3	Press Release dated March 14, 2012 announcing intent to increase distribution by 5% and providing estimated earnings guidance.